37
                      SECOND AMENDMENT

           SECOND  AMENDMENT dated as of February 21,  1996,

between  Providian Corporation, a Delaware corporation  (the

"Company"), and Irving W. Bailey, II (the "Executive").

                    W I T N E S S E T H:

          WHEREAS, the Company and the Executive are parties

to an employment agreement dated as of February 17, 1988, as amended  August  9,  1989  (as so amended,  the  "Employment

Agreement"); and

           WHEREAS, the Company and the Executive desire  to

amend the Employment Agreement;

          NOW, THEREFORE, it is agreed as follows:

     1.  Section 1(f) of the Employment Agreement is amended

to read in its entirety as follows:

          (f)  a "Change in Control" shall mean:

                (i)   The  acquisition  by  any  individual,

     entity or group (within the meaning of Section 13(d)(3)

     or  14(d)(2)  of  the Act) (a "Person")  of  beneficial

     ownership (within the meaning of Rule 13d-3 promulgated

     under  the Act) of 20% or more of either (A)  the  then

     outstanding shares of common stock of the Company  (the

     "Outstanding Company Common Stock") or (B) the combined

     voting  power of the then outstanding voting securities

     of  the Company entitled to vote generally in the  elec

     tion  of  directors  (the "Outstanding  Company  Voting

     Securities"); provided, however, that for  purposes  of

     this  clause (i), the following acquisitions shall  not

     constitute  a  Change in Control:  (A) any  acquisition

     directly from the Company, (B) any acquisition  by  the

     Company,  (C)  any acquisition by any employee  benefit

     plan (or related trust) sponsored or maintained by  the

     Company or any corporation controlled by the Company or

     (D)  any acquisition by any corporation pursuant  to  a

     transaction which complies with parts (A), (B) and  (C)

     of clause (iii) of this Section 1(f); or

                (ii) Individuals who, as of the date hereof,

     constitute the Board (the "Incumbent Board") cease  for

     any  reason  to constitute at least a majority  of  the

     Board;  provided, however, that any individual becoming

     a   director  subsequent  to  the  date  hereof   whose

     election,  or nomination for election by the  Company's

     shareholders,  was approved by a vote  of  at  least  a

     majority of the directors then comprising the Incumbent

     Board  shall  be  considered as though such  individual

     were  a  member of the Incumbent Board, but  excluding,

     for  this  purpose, any such individual  whose  initial

     assumption of office occurs as a result of an actual or

     threatened  election  contest  with  respect   to   the

     election  or  removal of directors or other  actual  or

     threatened solicitation of proxies or consents by or on

     behalf of a Person other than the Board; or

                (iii)   Consummation  of  a  reorganization,

     merger or consolidation or sale or other disposition of

     all  or  substantially all of the assets of the Company

     or  the acquisition of assets of another corporation (a

     "Business   Combination"),  in   each   case,   unless,

     following  such  Business  Combination,  (A)   all   or

     substantially all of the individuals and  entities  who

     were  the  beneficial  owners,  respectively,  of   the

     Outstanding   Company  Common  Stock  and   Outstanding

     Company  Voting Securities immediately  prior  to  such

     Business  Combination  beneficially  own,  directly  or

     indirectly,  more than 60% of, respectively,  the  then

     outstanding  shares of common stock  and  the  combined

     voting  power of the then outstanding voting securities

     entitled  to  vote generally in the election  of  direc

     tors,  as the case may be, of the corporation resulting

     from  such  Business  Combination  (including,  without

     limitation,  a  corporation which as a result  of  such

     transaction  owns  the Company or all or  substantially

     all  of the Company's assets either directly or through

     one  or  more subsidiaries) in substantially  the  same

     proportions  as their ownership, immediately  prior  to

     such  Business Combination, of the Outstanding  Company

     Common Stock and Outstanding Company Voting Securities,

     as  the  case  may  be,  (B) no Person  (excluding  any

     employee benefit plan (or related trust) of the Company

     or   such  corporation  resulting  from  such  Business

     Combination) beneficially owns, directly or indirectly,

     20%  or  more  of,  respectively, the then  outstanding

     shares  of  common  stock of the corporation  resulting

     from  such Business Combination or the combined  voting

     power of the then outstanding voting securities of such

     corporation  except to the extent that  such  ownership

     existed  prior to the Business Combination and  (C)  at

     least  a  majority  of  the members  of  the  board  of

     directors  of the corporation resulting from such  Busi

     ness Combination were members of the Incumbent Board at

     the time of the execution of the initial agreement,  or

     of the action of the Board, providing for such Business

     Combination; or

                (iv)  Approval  by the shareholders  of  the

     Company of a complete liquidation or dissolution of the

     Company.

     2.  Section 1(k) of the Employment Agreement is amended

by deleting the word "or" at the end of clause (vi) thereof;

deleting  the  period and inserting "; or"  at  the  end  of clause  (vii) thereof; and inserting a new clause (viii)  at the end thereof, reading in its entirety as follows:

                (viii)    a termination by the Executive for

     any   reason   during  the  30-day  period  immediately

     following the first anniversary of the date a Change in

     Control occurs.

      3.   Section  1(l)  of  the  Employment  Agreement  is

deleted.

     4.  Section 2(b) of the Employment Agreement is amended

by adding the following new sentence at the end thereof:

     Upon the occurrence of a Change in Control, the Term of

     Employment  shall automatically be extended  until  the

     third  anniversary  of the date on which  a  Change  in

     Control  occurs; provided, that any extension  pursuant

     to   this  sentence  shall  not  extend  the  Term   of

     Employment beyond the Executive's 65th birthday.

      5.    Section 10(e)(i) of the Employment Agreement  is

amended to read in its entirety as follows:

                (i)   his  Base Salary through the  date  on

     which  his termination occurs (disregarding,  for  this

     purpose,  any reduction in his Base Salary following  a

     Change  in  Control, or that serves as a  basis  for  a

     termination  of  the  Executive's employment  for  Good

     Reason)  (the annualized amount of such Base Salary  is

     hereafter referred to as the "Base Salary Amount");

      6.   Section 10(e)(ii) of the Employment Agreement  is

amended to read in its entirety as follows:

                (ii) a bonus equal to the product of (A) the

     Base  Salary  Amount  prorated  to  the  date  of  such

     Termination Without Cause and (B) the Bonus Percentage;

      7.  Section 10(e)(iii) of the Employment Agreement  is

amended to read in its entirety as follows:

          (iii) a lump sum payment equal to the sum of three

     times

                    (A)  the Base Salary Amount plus

                     (B)   the Base Salary Amount multiplied

          by the Bonus Percentage;

      8.  Section 10(e)(viii)(A) of the Employment Agreement

is amended to read in its entirety as follows:

           (A)   the third anniversary of the date on  which

     the Executive is terminated;

      9.   Section 10(e)(ix) of the Employment Agreement  is

amended to read in its entirety as follows:

          (ix)  an amount equal to the excess of

                (A)  the actuarial equivalent as of his date

     of  his  Termination Without Cause (utilizing for  this

     purpose  the  actuarial  assumptions  in  effect   with

     respect  to  the Plan (or any successor  plan  thereto)

     (the   "Retirement  Plan")  during  the  90-day  period

     immediately  preceding the date on which  a  Change  in

     Control  occurs) of the benefit paid or  payable  under

     the  Plan,  any  excess retirement plan and  any  other

     supplemental   retirement  plan  providing   retirement

     benefits  for  the  Executive (except the  supplemental

     pension pursuant to Section 7 of this Agreement)  (such

     excess  retirement  plans  and supplemental  retirement

     plans  being  referred  to as (the  "SERP")  which  the

     Executive  would receive if the Executive's  employment

     continued  for three years after the date on which  his

     termination  occurs  and he received  compensation  for

     each  of  such  three years equal to  the  Base  Salary

     Amount  times  the sum of (I) one plus (II)  the  Bonus

     Percentage, assuming for this purpose that all  accrued

     benefits   are  fully  vested,  that  benefit   accrual

     formulas are no less advantageous to the Executive than

     those  in  effect during the 90-day period  immediately

     preceding the date on which a Change in Control  occurs

     and that such three years after the date of termination

     are  treated  as  three full years of credited  service

     under  the  Retirement  Plan  without  regard  to   any

     provision to the contrary in the Retirement Plan, over

                (B)  the actuarial equivalent as of the date

     of  his  Termination Without Cause (utilizing for  this

     purpose  the  actuarial  assumptions  in  effect   with

     respect to the Retirement Plan during the 90-day period

     immediately  preceding the date on which  a  Change  in

     Control occurs) of the Executive's actual benefit (paid

     or  payable), if any, under the Retirement Plan and the

     SERP; and

      10.   Section  10(g)  of the Employment  Agreement  is

amended to read in its entirety as follows:

            (g)    Offset   The  Executive  shall  have   no

     obligation to offset any payments he receives from  the

     Company  following a Termination Without Cause  by  any

     payments   he  receives  from  a  subsequent  employer,

     provided,  however,  that  if  the  Executive   becomes

     eligible  to  receive  medical benefits  under  a  plan

     provided by a subsequent employer, the medical benefits

     provided  for in this Section 10 shall be secondary  to

     those  provided  under  such  other  plan  during  such

     applicable period of eligibility.

          11.  General.  Except for the amendments specified

in  Sections  1  through 10 above, the Employment  Agreement shall continue in effect without any change.

           IN WITNESS WHEREOF, the undersigned have executed

this Amendment as of the date first written above.

                              Providian Corporation

                              By:  ________________________
                              Its: ________________________

                              /s/ Irving W. Bailey II
                              Irving W. Bailey II

                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and David J.  Miller  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           David J. Miller
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    David   J.    Miller
David J. Miller
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and Steven T. Downey  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Steven T. Downey
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    Steven   T.   Downey
Steven T. Downey
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and David  B.  Smith  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           David B. Smith
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    David    B.    Smith
David B. Smith
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and James V. Elliott  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           James V. Elliott
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/   James.   V.   Elliott
James V. Elliott
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and Robert S.  Greer,  Jr.

(the  "Executive"), dated as of the 21st  day  of  February,

1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Robert S. Greer, Jr.
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                /s/  Robert  S.  Greer,  Jr.
Robert S. Greer, Jr.
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and Frederick  C.  Kessell

(the  "Executive"), dated as of the 21st  day  of  February,

1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Frederick C. Kessell
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                /s/   Frederick  C.  Kessell
Frederick C. Kessell
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation (the "Corporation"), and Stephen J. Leaman  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Stephen J. Leaman
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/   Stephen   J.   Leaman
Stephen J. Leaman
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation (the "Corporation"), and Shailesh J. Mehta  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Shailesh J. Mehta
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/   Shailesh   J.   Mehta
Shailesh J. Mehta
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation (the "Corporation"), and Julie A. Montanari (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Julie A. Montanari
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                /s/   Julie   A.   Montanari
Julie A. Montanari
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation (the "Corporation"), and Lawrence Pitterman (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Lawrence Pitterman
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    Lawrence   Pitterman
Lawrence Pitterman
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and A. Sami Siddiqui  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           A. Sami Siddiqui
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    A.   Sami   Siddiqui
A. Sami Siddiqui
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and Robert L. Walker  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

           B.   the amount equal to the product of (1) three

and  (2)  the sum of (x) the Executive's Annual Base Salary,

and  (y) the Executive's Base Salary multiplied by the Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           Robert L. Walker
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              /s/ Irving W. Bailey, II
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                                 /s/    Robert   L.   Walker
Robert L. Walker
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation  (the "Corporation"), and David C. Daulton  (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           David C. Daulton
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              ______________________________
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                              ______________________________
David C. Daulton
                    EMPLOYMENT AGREEMENT

      AGREEMENT  between Providian Corporation,  a  Delaware

corporation (the "Corporation"), and David M. McDonough (the

"Executive"), dated as of the 21st day of February, 1996.

       The  Board  of  Directors  of  the  Corporation  (the

"Board"), has determined that it is in the best interests of the  Corporation  and its shareholders to  assure  that  the

Corporation  will  have  the  continued  dedication  of  the

Executive,  notwithstanding  the  possibility,   threat   or

occurrence of a Change in Control (as defined below) of  the

Corporation.   The  Board  believes  it  is  imperative   to

diminish  the  inevitable distraction of  the  Executive  by virtue of the personal uncertainties and risks created by  a pending or threatened Change in Control and to encourage the

Executive's full attention and dedication to the Corporation currently  and  in  the event of any threatened  or  pending

Change  in  Control,  and  to  provide  the  Executive  with compensation  and  benefits arrangements upon  a  Change  in

Control  which  ensure  that the compensation  and  benefits expectations  of the Executive will be satisfied  and  which

are   competitive   with   those  of   other   corporations.

Therefore,  in  order  to accomplish these  objectives,  the

Board  has  caused  the  Corporation  to  enter  into   this

Agreement.

     IT IS, THEREFORE, AGREED:

      1.    Certain Definitions.  (a)  The "Effective  Date"

shall  be  the  first  date during the  "Change  in  Control

Period"  (as defined in Section 1(b)) on which a  Change  in

Control (as defined in Section 2) occurs.  Anything in  this

Agreement  to the contrary notwithstanding, if a  Change  in

Control  occurs and if the Executive's employment  with  the

Corporation is terminated or the Executive ceases to  be  an officer  of  the Corporation prior to the date  on  which  a

Change   in   Control  occurs,  and  if  it  is   reasonably

demonstrated  by  the  Executive that  such  termination  of employment or cessation of status as an officer (i)  was  at the  request of a third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with the Change in Control, then for all purposes  of this Agreement the "Effective Date" shall  mean the  date  immediately prior to the date of such termination of employment or cessation of status as an officer.

          (b)  The "Change in Control Period" shall mean the

period  commencing  on the date hereof  and  ending  on  the second  anniversary  of such date; provided,  however,  that commencing  on the date one year after the date hereof,  and on  each annual anniversary of such date (the date one  year after  the date hereof and each annual anniversary  of  such date, is hereinafter referred to as the "Renewal Date"), the

Change in Control Period shall be automatically extended  so as  to terminate two years from such Renewal Date, unless at least  60  days  prior to the Renewal Date  the  Corporation shall  give  notice  to the Executive  that  the  Change  in

Control Period shall not be so extended.

      2.    Change  in  Control.  For the  purpose  of  this

Agreement, a "Change in Control" shall mean:

           (a)  The acquisition by any individual, entity or

group (within the meaning of Section 13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as amended  (the  "Ex change  Act")) (a "Person") of beneficial ownership  (within the  meaning  of Rule 13d-3 promulgated under  the  Exchange

Act)  of  20%  or  more of either (i) the  then  outstanding shares  of common stock of the Corporation (the "Outstanding

Company Common Stock") or (ii) the combined voting power  of the  then  outstanding voting securities of the  Corporation entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however,

that  for  purposes  of this subsection (a),  the  following

acquisitions shall not constitute a Change in Control:   (i)

any  acquisition  directly from the  Corporation,  (ii)  any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored  or  main tained  by the Corporation or any corporation controlled  by the  Corporation or (iv) any acquisition by any  corporation pursuant  to a transaction which complies with clauses  (i),

(ii) and (iii) of subsection (c) of this Section 2; or

           (b)   Individuals  who, as of  the  date  hereof,

constitute the Board (the "Incumbent Board") cease  for  any reason  to  constitute  at least a majority  of  the  Board;

provided,  however, that any individual becoming a  director subsequent  to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by  a  vote  of  at least a majority of the  directors  then comprising the Incumbent Board shall be considered as though such  individual were a member of the Incumbent  Board,  but excluding,  for  this  purpose, any  such  individual  whose initial assumption of office occurs as a result of an actual or  threatened election contest with respect to the election or  removal  of  directors  or other  actual  or  threatened solicitation  of proxies or consents by or on  behalf  of  a

Person other than the Board; or

           (c)  Consummation of a reorganization, merger  or

consolidation  or  sale  or  other  disposition  of  all  or substantially  all of the assets of the Corporation  or  the acquisition  of assets of another corporation  (a  "Business

Combination"), in each case, unless, following such Business

Combination, (i) all or substantially all of the individuals and  entities  who were the beneficial owners, respectively,

of  the  Outstanding  Company Common Stock  and  Outstanding

Company Voting Securities immediately prior to such Business

Combination  beneficially own, directly or indirectly,  more than  60%  of, respectively, the then outstanding shares  of common  stock  and  the combined voting power  of  the  then outstanding voting securities entitled to vote generally  in the  election  of  directors, as the case  may  be,  of  the

corporation   resulting  from  such   Business   Combination

(including,  without limitation, a corporation  which  as  a result  of such transaction owns the Corporation or  all  or

substantially   all  of  the  Corporation's  assets   either

directly   or   through   one  or  more   subsidiaries)   in

substantially  the  same  proportions  as  their  ownership,

immediately  prior  to  such  Business  Combination  of  the

Outstanding  Company  Common Stock and  Outstanding  Company

Voting  Securities,  as  the case may  be,  (ii)  no  Person

(excluding any employee benefit plan (or related  trust)  of the  Corporation  or  such corporation resulting  from  such

Business   Combination)  beneficially  owns,   directly   or

indirectly,  20%  or  more of, respectively,  the  then  out standing shares of common stock of the corporation resulting from  such Business Combination or the combined voting power

of   the   then  outstanding  voting  securities   of   such

corporation except to the extent that such ownership existed prior  to  the  Business Combination and (iii)  at  least  a majority  of  the members of the board of directors  of  the corporation  resulting from such Business  Combination  were members  of the Incumbent Board at the time of the execution of  the  initial agreement, or of the action of  the  Board,

providing for such Business Combination; or

            (d)    Approval  by  the  shareholders  of   the

Corporation of a complete liquidation or dissolution of  the

Corporation.

      3.   Employment Period.  The Corporation hereby agrees

to  continue  the  Executive in its employ  for  the  period commencing  on the Effective Date and ending on the  earlier to  occur of (i) the third anniversary of such date or  (ii)

unless  the  Executive elects to continue employment  beyond the Executive's Normal Retirement Date, the first day of the month  coinciding  with  or next following  the  Executive's

Normal Retirement Date (the "Employment Period").

      4.    Terms  of Employment.  (a)  Position of  Duties.

(i)   During  the  Employment Period,  (A)  the  Executive's

position  (including status, offices, titles  and  reporting requirements), authority, duties and responsibilities  shall be  at least commensurate in all material respects with  the most  significant of those held, exercised and  assigned  at any  time during the 90-day period immediately preceding the

Effective  Date  and (B) unless Executive otherwise  agrees,

the  Executive's services shall be performed at the location where  the Executive was employed immediately preceding  the

Effective Date or at any office or location less than thirty-

five (35) miles from such location.

                (ii)   During  the  Employment  Period,  and

excluding  periods of vacation and sick leave to  which  the

Executive  is  entitled,  the  Executive  agrees  to  devote reasonable  attention and time during normal business  hours to  the business and affairs of the Corporation and, to  the extent  necessary to discharge the responsibilities assigned to  the  Executive hereunder, to use reasonable  efforts  to perform  faithfully  and efficiently such  responsibilities.

The   Executive  may  (A)  serve  on  corporate,  civic   or

charitable  boards  or  committees,  (B)  deliver  lectures,

fulfill   speaking  engagements  or  teach  at   educational

institutions and (C) manage personal investments, so long as such  activities  do  not significantly interfere  with  the performance of the Executive's responsibilities.  It  is  ex pressly  understood and agreed that to the extent  that  any such  activities have been conducted by the Executive  prior to the Effective Date, such prior conduct of activities, and any  subsequent conduct of activities similar in nature  and scope  shall not thereafter be deemed to interfere with  the performance  of  the  Executive's  responsibilities  to  the

Corporation.

           (b)  Compensation.  (i)  Base Salary.  During the

Employment  Period, the Executive shall  receive  an  annual base salary ("Annual Base Salary"), which shall be paid at a bi-weekly  rate,  at  least equal to  twenty-six  times  the highest  bi-weekly  base  salary  paid  or  payable  to  the

Executive  by  the Corporation, together  with  any  of  its

affiliated   companies,  during  the   twelve-month   period

immediately preceding the month in which the Effective  Date

occurs.   During  the  Employment Period,  the  Annual  Base

Salary  shall  be reviewed at least annually  and  shall  be increased  at  any time and from time to time  as  shall  be substantially  consistent  with  increases  in  base  salary awarded  in  the ordinary course of business to  other  peer

executives  of  the  Corporation and  its  affiliates.   Any

increase  in Annual Base Salary shall not serve to limit  or reduce  any  other  obligation to the Executive  under  this

Agreement.   Annual Base Salary shall not be  reduced  after

any  such  increase  and  the term  Annual  Base  Salary  as utilized in this Agreement shall refer to Annual Base Salary

as  so  increased.   As  used in this  Agreement,  the  term

"affiliated  companies"  includes any  company  controlling,

controlled by or under common control with the Corporation.

          (ii) Annual Bonus.  In addition to Annual Base Sal

ary,  the  Executive shall be awarded, for each fiscal  year during  the  Employment Period, an annual  bonus  under  the

Corporation's  Management Incentive Plan (or  any  successor thereto) (the "Annual Bonus") in cash at least equal to  the average  annualized (for any fiscal year consisting of  less than  twelve  full  months  or with  respect  to  which  the

Executive has been employed by the Corporation for less than twelve  full  months)  bonus paid or payable,  including  by reason  of any deferral, to the Executive by the Corporation and  its affiliated companies in respect of the three fiscal years  immediately preceding the fiscal year  in  which  the

Effective  Date occurs (the "Recent Average  Bonus").   Each

such  Annual Bonus shall be payable in March of  the  fiscal year  next  following the fiscal year for which  the  Annual

Bonus is awarded, unless the Executive shall otherwise elect to defer the receipt of such Annual Bonus.

           (iii)      Long Term Bonus.  The Executive  shall

participate  in  all  long-term  incentive  plans  generally applicable  to senior management of the Corporation  and  in

any   other  long-term  plan  in  which  the  Executive   is

designated  by  the  Board to participate  (the  "Long  Term

Bonus").    In  the  event  of  termination  of  Executive's

employment  triggering compensation under  Section  6(a)  of this  Agreement prior to expiration of any performance cycle

(the "Performance Cycle") under a longer term incentive plan amounts  due Executive under Section 6(a) of this  Agreement shall be determined as follows:

          A.  during the balance of the Performance Cycle(s)

in  which the Executive is participating at the time of  the termination  of his employment, the Company or the  relevant business  unit and any similar companies used for comparison purposes shall be deemed to have achieved the same  rate  of growth or change in each of the relevant factors as achieved in  each such factor as of the end of the year in which such termination occurs:

          B.  using the assumptions and methods set forth in

clause (A) above, the amount of long-term incentive that the

Executive would have received at the end of the relevant Per formance Cycle(s) had his employment continued to the end of such Performance Cycle(s) shall be computed; and

           C.   the amount determined pursuant to clause (B)

above  shall  be multiplied by a fraction, the numerator  of

which   shall  be  the  number  of  days  in  the   relevant

Performance Cycle(s) during which the Executive was employed and  the  denominator of which shall be the total number  of days in such Performance Cycle(s).

           Payment  to the Executive or his estate,  as  the

case  may be, of any long-term incentive award shall be made promptly  after  the  determination of the  amount  of  such award.

               (iv) Incentive, Savings and Retirement Plans.

During  the  Employment  Period,  the  Executive  shall   be

entitled  to  participate  in  all  incentive,  savings  and

retirement   plans,   practices,   policies   and   programs

applicable  generally  to  other  peer  executives  of   the

Corporation  and its affiliated companies, but in  no  event shall  such plans, practices, policies and programs  provide the  Executive  with incentive opportunities (measured  with respect to both regular and special incentive opportunities,

to the extent, if any, that such distinction is applicable),

savings  opportunities and retirement benefit opportunities,

in  each  case, less favorable, in the aggregate,  than  the most favorable of those provided by the Corporation and  its affiliated  companies for the Executive  under  such  plans,

practices,  policies and programs as in effect at  any  time during the 90-day period immediately preceding the Effective

Date  or  if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Corporation and its affiliated companies.

                (v)   Welfare  Benefit  Plans.   During  the

Employment  Period,  the  Executive and/or  the  Executive's

family,   as  the  case  may  be,  shall  be  eligible   for

participation  in  and  shall  receive  all  benefits  under welfare  benefit  plans, practices,  policies  and  programs provided  by  the Corporation and its affiliated  companies,

(including,   without  limitation,  medical,   prescription,

dental, disability, salary continuance, employee life, group life,  accidental death and travel accident insurance  plans and  programs) to the extent applicable generally  to  other peer  executives  of  the  Corporation  and  its  affiliated companies, but in no event shall such plans, practices, poli cies  and programs provide the Executive with benefits which

are   less  favorable,  in  the  aggregate,  than  the  most

favorable of such plans, practices, policies and programs in effect  for  the  Executive at any time  during  the  90-day period immediately preceding the Effective Date or, if  more favorable to the Executive, those provided generally at  any time  after  the Effective Date to other peer executives  of the Corporation and its affiliated companies.

               (vi) Expenses.  During the Employment Period,

the   Executive   shall  be  entitled  to   receive   prompt

reimbursement  for all reasonable expenses incurred  by  the

Executive in accordance with the policies and procedures  of the  Corporation and its affiliated companies in  effect  at any  time during the 90-day period immediately preceding the

Effective Date or, if more favorable to the Executive, as in effect  at  any time thereafter with respect to  other  peer executives of the Corporation and its affiliated companies.

                 (vii)      Fringe  Benefits.   During   the

Employment Period, the Executive shall be entitled to fringe benefits  in  accordance  with  the  most  favorable  plans,

practices, programs and policies of the Corporation and  its affiliated companies in effect at any time during the 90-day period immediately preceding the Effective Date or, if  more favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

                (viii)    Office and Support Staff.   During

the Employment Period, the Executive shall be entitled to an office  or offices of a size and with furnishings and  other appointments,  and to secretarial and other  assistance,  at least  equal to the most favorable of the foregoing provided to  the  Executive  at  any time during  the  90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to  the  Executive, as  in  effect  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies.

               (ix) Vacation.  During the Employment Period,

the  Executive  shall  be  entitled  to  paid  vacation   in

accordance with the most favorable plans, policies, programs

and   practices  of  the  Corporation  and  its   affiliated

companies as in effect at any time during the 90-day  period

immediately  preceding  the  Effective  Date  or,  if   more

favorable  to the Executive, as in effect generally  at  any time thereafter with respect to other peer executives of the

Corporation and its affiliated companies.

      5.    Termination.   (a)  Death or  Disability.   This

Agreement shall terminate automatically upon the Executive's death.  If the Corporation determines in good faith that the

Disability   of  the  Executive  has  occurred  during   the

Employment   Period   (pursuant   to   the   definition   of

"Disability"  set  forth below), it may give  the  Executive written  notice  in accordance with Section  12(b)  of  this

Agreement  of  its  intention to terminate  the  Executive's employment.  In such event, the Executive's employment  with the  Corporation shall terminate effective on the  30th  day after  receipt  of  such  notice (the "Disability  Effective

Date"),  provided that, within 30 days after  such  receipt,

the  Executive shall fail to return to full-time performance of  the Executive's duties.  For purposes of this Agreement,

"Disability"  means  the absence of the Executive  from  the

Executive's  duties within the Corporation for  180  consecu tive  business  days as a result of the  incapacity  due  to physical  or  mental illness which, after the expiration  of such  180  business  days, is determined  to  be  total  and permanent by a physician selected by the Corporation or  its insurers  and acceptable to the Executive or the Executive's legal representative (such agreement to acceptability not to be withheld unreasonably).

           (b)   Cause.   The Corporation may terminate  the

Executive's  employment for "Cause."  For purposes  of  this

Agreement,  "Cause"  means  (i)  a  willful  and  continuing failure to perform substantially the Executive's obligations under Section 4(a) of this Agreement (other than as a result of  the  Executive's death or Disability); or  (ii)  conduct undertaken  by  the Executive which is demonstrably  willful and deliberate on the Executive's part and which is intended to  result  in  (x) substantial personal enrichment  of  the

Executive  at  the  expense  of  the  Corporation  and   (y)

substantial  injury to the Corporation; or (iii)  commitment by the Executive of a felony involving the Corporation.

           A  termination  for Cause within the  meaning  of

clause (i) or (ii) shall not take effect unless:

           A.   the  Board  shall have delivered  a  written

notice  to  the  Executive within  30  days  of  its  having knowledge  of  one  of the circumstances constituting  cause within the meaning of clause (i) or (ii), stating which  one of those circumstances has occurred;

           B.   within 30 days of such notice, the Executive

is permitted to respond and defend himself before the Board;

           C.   within  15  days of the date  on  which  the

Executive  is  given the opportunity to respond  and  defend himself  before  the Board, the Executive has  not  remedied such circumstance; and

           D.  if the Executive has not remedied such circum

stance  as  provided  in  subclause  (C)  above,  the  Board notifies the Executive in writing that it is terminating his employment for Cause.

           (c)  Good Reason.  The Executive's employment may

be  terminated during the Employment Period by the Executive

for  Good  Reason.   For purposes of this  Agreement,  "Good

Reason" means:

                (i)  (A)  the assignment to the Executive of

any  duties inconsistent in any respect with the Executive's position  (including status, offices, titles  and  reporting requirements),  authority,  duties  or  responsibilities  as contemplated by Section 4(a) of this Agreement  or  (B)  any

other  action  by  the  Corporation  which  results   in   a

diminution   in   such   position,  authority,   duties   or

responsibilities,  excluding for this purpose  an  isolated,

insubstantial  and inadvertent action not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

               (ii) any failure by the Corporation to comply

with   any  of  the  provisions  of  Section  4(b)  of  this

Agreement,   excluding   for  this  purpose   an   isolated,

insubstantial and inadvertent failure not occurring  in  bad faith  which  is remedied by the Corporation promptly  after receipt of notice thereof given by the Executive;

                (iii)      unless  the  Executive  otherwise

agrees,  the  Corporation's requiring the  Executive  to  be based at any office or location other than that at which the

Executive  is based at the Effective Date or within  thirty-

five   (35)  miles  of  such  location,  except  for  travel

reasonably  required in the performance of  the  Executive's responsibilities;

                 (iv)  any  purported  termination  by   the

Corporation of the Executive's employment otherwise than  as permitted by this Agreement;

               (v)  any failure by the Corporation to comply

with  and  satisfy Section 11(c) of this Agreement  provided that  such  successor has received at least ten  days  prior written notice from the Corporation or the Executive of  the requirements of Section 11(c) of this Agreement; or

           (vi)   a  termination by the  Executive  for  any

reason  during  the 30-day period immediately following  the first anniversary of the date a Change in Control occurs.

           For purposes of this Section 5(c), any good faith

determination  of "Good Reason" made by the Executive  shall be conclusive.

           (d)   Notice of Termination.  Any termination  by

the  Corporation  for  Cause or by the  Executive  for  Good

Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this  Agreement.  For purposes of this Agreement, a  "Notice of  Termination" means a written notice which (i)  indicates the  specific termination provision in this Agreement relied

upon,   (ii)  to  the  extent  applicable,  sets  forth   in

reasonable  detail  the facts and circumstances  claimed  to

provide   a   basis  for  termination  of  the   Executive's

employment under the provision so indicated and (iii) if the

Date  of  Termination (as defined below) is other  than  the date  of  receipt of such notice, specifies the  termination date  (which date shall be not more than 15 days  after  the giving of such notice).  The failure by the Executive or the

Corporation  to  set forth in the Notice of Termination  any fact  or circumstance which contributes to a showing of Good

Reason  or  Cause shall not waive any right of the Executive or  the  Corporation hereunder or preclude the Executive  or the Corporation from asserting such fact or circumstance  in

enforcing  the  Executive's  or  the  Corporation's   rights

hereunder.

           (e)   Date of Termination.  "Date of Termination"

means (i) if the Executive's employment is terminated by the

Corporation for Cause, or by the Executive for Good  Reason,

the  date  of  receipt of the Notice of Termination  or  any later  date specified therein, as the case may be,  (ii)  if the  Executive's employment is terminated by the Corporation other  than for Cause or Disability, the Date of Termination shall  be  the  date on which the Corporation  notifies  the

Executive  of such termination and (iii) if the  Executive's employment  is terminated by reason of death or  Disability,

the  Date of Termination shall be the date of death  of  the

Executive or the Disability Effective Date, as the case  may

be.

      6.    Obligations of the Corporation upon Termination.

(a)  Good Reason; Other Than for Cause, Death or Disability.

If,  during  the  Employment Period, the  Corporation  shall terminate the Executive's employment other than for Cause or

Disability  or the Executive shall terminate employment  for

Good Reason:

          (i)  the Corporation shall pay to the Executive in

a  lump  sum  in  cash  within 30 days  after  the  Date  of

Termination the aggregate of the following amounts:

           A.   the  sum of (1) the Executive's Annual  Base

Salary  through  the Date of Termination to the  extent  not theretofore  paid, (2) the product of (x) the  Annual  Bonus and (y) a fraction, the numerator of which is the number  of days  in  the  current  fiscal  year  through  the  Date  of

Termination,  and the denominator of which is 365,  (3)  any compensation previously deferred by the Executive  (together with  any  accrued  interest or earnings  thereon)  and  any accrued  vacation  pay,  in each  case  to  the  extent  not theretofore  paid,  and  (4) any long-term  incentive  bonus determined  under Section 4(b)(iii) (the sum of the  amounts described  in  clauses  (1),  (2),  (3)  and  (4)  shall  be hereinafter referred to as the "Accrued Obligations"); and

          B.  the amount equal to the product of (1) two and

(2)  the sum of (x) the Executive's Annual Base Salary,  and

(y)  the  Executive's Base Salary multiplied  by  the  Bonus

Percentage.  For purposes of this Section 6(a)(i)(B), "Bonus

Percentage"  shall mean the highest percentage  obtained  by dividing (1) the sum of (x) the annual bonus earned  by  the

Executive  in  any year beginning with the third  full  year before the date on which a Change in Control occurs and  (y)

the  long-term  incentive bonus, if  any,  received  by  the

Executive for the Performance Cycle that included such prior year  divided  by  the number of years in  such  Performance

Cycle, by (2) the base salary paid to the Executive for such

year.   The amount described in the first sentence  of  this

clause  B shall be paid in lieu of, and the Executive hereby waives  the right to receive, any other amount of  severance relating  to salary or bonus continuation to be received  by

the   Executive  upon  termination  of  employment  of   the

Executive under any severance plan, policy or arrangement of the Corporation; and

           C.   a  separate lump-sum supplemental retirement

benefit  equal to the excess of (1) the actuarial equivalent as  of  the Date of Termination (utilizing for this  purpose the  actuarial  assumptions in effect with  respect  to  the

Corporation's   Retirement  Plan  (or  any  successor   plan

thereto)  (the  "Retirement Plan") during the 90-day  period immediately  preceding the Effective Date)  of  the  benefit paid  or  payable  under  the Retirement  Plan,  any  excess retirement  plan and any other supplemental retirement  plan providing retirement benefits for the Executive (such excess retirement  plans  and supplemental retirement  plans  being referred to as the "SERP") which the Executive would receive if  the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) of  this

Agreement  for  three years after the Date  of  Termination,

assuming  for  this  purpose that all accrued  benefits  are fully  vested and that benefit accrual formulas are no  less advantageous  to the Executive than those in  effect  during the  90-day period immediately preceding the Effective  Date and  that such three years after the date of termination are treated  as three full years of credited service  under  the

Retirement  Plan  without regard to  any  provision  to  the contrary  in  the  Retirement Plan, over (2)  the  actuarial equivalent as of the Date of Termination (utilizing for this purpose the actuarial assumptions in effect with respect  to the  Retirement  Plan during the 90-day  period  immediately preceding  the  Effective Date) of  the  Executive's  actual benefit (paid or payable), if any, under the Retirement Plan and the SERP;

                (ii)  for  three  years after  the  Date  of

Termination,  or  such longer period as any  plan,  program,

practice  or  policy  may  provide,  the  Corporation  shall continue  benefits to the Executive and/or  the  Executive's family  at  least  equal  to those  which  would  have  been provided  to  them  in accordance with the plans,  programs,

practices and policies described in Section 4(b)(v) of  this

Agreement  if  the  Executive's  employment  had  not   been

terminated  in  accordance with the  most  favorable  plans,

practices, programs or policies of the Corporation  and  its affiliated  companies  applicable generally  to  other  peer executives and their families during the 90-day period  imme diately  preceding the Effective Date or, if more  favorable to  the  Executive,  as  in effect  generally  at  any  time thereafter  with  respect to other peer  executives  of  the

Corporation and its affiliated companies and their families,

provided,  however, that if the Executive becomes reemployed with another employer and is eligible to receive medical  or other welfare benefits under another employer provided plan,

the  medical  and  other welfare benefits  described  herein shall  be secondary to those provided under such other  plan during  such applicable period of eligibility.  For purposes of  determining  eligibility of the  Executive  for  retiree benefits  pursuant  to such plans, practices,  programs  and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to  have retired on the last day of such period; and

                (iii)     to the extent not theretofore paid

or  provided, the Corporation shall timely pay or provide to the  Executive any other amounts or benefits required to  be paid  or  provided  or which the Executive  is  eligible  to receive  pursuant to this Agreement under any plan, program,

policy   or  practice  or  contract  or  agreement  of   the

Corporation and its affiliated companies (such other amounts and  benefits shall be hereinafter referred to as the "Other

Benefits"),  but excluding solely purposes of  this  Section

6(a)(iii)  amounts waived by the Executive pursuant  to  the proviso of Section 6(a)(i)(B).

           (b)   Death.   If the Executive's  employment  is

terminated   by  reason  of  the  Executive's  death,   this

Agreement shall terminate without further obligations to the

Executive's legal representatives under this Agreement other than  for payment of the Accrued Obligations and the  timely

payment   or  provision  of  Other  Benefits.   All  Accrued

Obligations  shall  be  paid to the  Executive's  estate  or beneficiary, as applicable, in a lump sum in cash within  30 days of the Date of Termination.  Anything in this Agreement to  the  contrary  notwithstanding, the  Executive's  family shall be entitled to receive benefits at least equal to  the most favorable benefits provided by the Corporation and  any of its affiliated companies to surviving families of peer ex ecutives  of  the Corporation and such affiliated  companies under  such plans, programs, practices and policies relating to  family death benefits, if any, as in effect at any  time during the 90-day period immediately preceding the Effective

Date  or,  if  more  favorable to the Executive  and/or  the

Executive's family, as in effect at any time on the date  of

Executive's  death with respect to other peer executives  of the  Corporation  and  its affiliated  companies  and  their families.

          (c)  Disability.  If the Executive's employment is

terminated  by  reason of the Executive's Disability  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations to the Executive, other than for payment  of  Accrued Obligations and the timely  payment  or provision of Other Benefits.  All Accrued Obligations  shall be  paid  to the Executive in a lump sum in cash  within  30 days  of  the  Date  of Termination.  With  respect  to  the provision  of  Other Benefits, the term  Other  Benefits  as utilized  in  this  Section  6(c)  shall  include,  and  the

Executive  shall be entitled after the Disability  Effective

Date  to  receive,  disability and other benefits  at  least equal  to the most favorable of those generally provided  by the  Corporation  and its affiliated companies  to  disabled executives  and/or  their families in accordance  with  such plans,  programs,  practices and policies  relating  to  dis ability,  if  any, as in effect generally  with  respect  to other  peer executives and their families at any time during the  90-day period immediately preceding the Effective  Date

or,   if   more  favorable  to  the  Executive  and/or   the

Executive's  family,  as in effect at  any  time  thereafter generally  with  respect  to other peer  executives  of  the

Corporation and its affiliated companies and their families.

           (d)   Cause; Other than for Good Reason.  If  the

Executive's employment shall be terminated for Cause  during

the   Employment  Period,  this  Agreement  shall  terminate

without further obligations other than the obligation to pay to  the  Executive Annual Base Salary through  the  Date  of

Termination  plus the amount of any compensation  previously deferred  by  the  Executive, in each  case  to  the  extent

theretofore   not   paid.   If  the   Executive   terminates

employment   during  the  Employment  Period,  excluding   a

termination for Good Reason, this Agreement shall  terminate without further obligations to the Executive, other than for

Accrued  Obligations and the timely payment or provision  of

Other Benefits.  In such case, all Accrued Obligations shall be  paid  to the Executive in a lump sum in cash  within  30 days of the Date of Termination.

      7.    Non-exclusivity of Rights.  Except as  otherwise

provided  in Sections 6(a)(i)(B), 6(a)(ii) and 6(a)(iii)  of this  Agreement, nothing in this Agreement shall prevent  or limit the Executive's continuing or future participation  in any  benefit,  bonus,  incentive or other  plan  or  program provided  by  the  Corporation  or  any  of  its  affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the

Executive  may  have  under  any  stock  option   or   other

agreements  with  the Corporation or any of  its  affiliated companies.  Amounts which are vested benefits or  which  the

Executive is otherwise entitled to receive under any plan or

program   of  the  Corporation  or  any  of  its  affiliated

companies at or subsequent to the Date of Termination  shall be payable in accordance with such plan or program.

      8.   Full Settlement.  The Corporation's obligation to

make  the payments provided for in this Agreement and  other wise  to  perform  its obligations hereunder  shall  not  be

affected   by   any   circumstances,   including,    without

limitation,  any set-off, counterclaim, recoupment,  defense or  other  right which the Corporation may have against  the

Executive  or  others.  In no event shall the  Executive  be obligated  to seek other employment by way of mitigation  of the  amounts  payable  to the Executive  under  any  of  the provisions  of  this Agreement, and, except as  provided  in

Section  6(a)(ii) of this Agreement, such amounts shall  not be  reduced  whether  or  not the  Executive  obtains  other

employment.   The  Corporation agrees to pay,  to  the  full

extent  permitted by law, all legal fees and expenses  which the  Executive  may  reasonably incur as  a  result  of  any

contest   (regardless  of  the  outcome  thereof)   by   the

Corporation or others of the validity or enforceability  of,

or  liability under, any provision of this Agreement or  any guarantee  of performance thereof (including as a result  of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest,  on any  delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of

1986, as amended (the "Code").

     9.   Certain Additional Payments by the Company.

           (a)   Anything in this Agreement to the  contrary

notwithstanding,  in the event it shall be  determined  that any  payment or distribution by the Company to  or  for  the benefit  of  the  Executive  (whether  paid  or  payable  or distributed or distributable pursuant to the terms  of  this

Agreement or otherwise, but determined without regard to any additional  payments  required  under  this  Section  9)  (a

"Payment")  would be subject to the excise  tax  imposed  by

Section  4999  of the code or any interest or penalties  are incurred  by the Executive with respect to such  excise  tax

(such  excise  tax,  together with  any  such  interest  and penalties, are hereinafter collectively referred to  as  the

"Excise  Tax"),  then  the Executive shall  be  entitled  to receive an additional payment (a "Gross-Up Payment")  in  an amount such that after payment by the Executive of all taxes

(including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes

(and   any  interest  and  penalties  imposed  with  respect

thereto)  and Excise Tax imposed upon the Gross-Up  Payment,

the  Executive  retains an amount of  the  Gross-Up  Payment equal to the Excise Tax imposed upon the Payments.

           (b)   Subject to the provisions of Section  9(c),

all determinations required to be made under this Section 9,

including  whether and when a Gross-Up Payment  is  required and  the amount of such Gross-Up Payment and the assumptions to  be utilized in arriving at such determination, shall  be

made   by  a  nationally  recognized  accounting  firm  (the

"Accounting  Firm") which shall provide detailed  supporting calculations both to the Company and the Executive within 15 business  days  of the receipt of notice from the  Executive that  there has been a Payment, or such earlier time  as  is requested  by  the Company.  The Accounting  Firm  shall  be jointly selected by the Company and the Executive and  shall not,  during  the  two  years  preceding  the  date  of  its selection,  have acted in any way on behalf of the  Company.

If the Company and the Executive cannot agree on the firm to serve  as  the  Accounting Firm, then the  Company  and  the

Executive   shall   each  select  a  nationally   recognized

accounting firm and those two firms shall jointly  select  a nationally  recognized  accounting  firm  to  serve  as  the

Accounting  Firm.  All fees and expenses of  the  Accounting

Firm  shall  be borne solely by the Company.   Any  Gross-Up

Payment, as determined pursuant to this Section 9, shall  be paid by the Company to the Executive within five days of the

receipt  of  the  Accounting Firm's determination.   If  the

Accounting Firm determines that no Excise Tax is payable  by the Executive, it shall furnish the Executive with a written opinion  that  failure  to report  the  Excise  Tax  on  the

Executive's applicable federal income tax return  would  not result in the imposition of a negligence or similar penalty.

Any  determination by the Accounting Firm shall  be  binding upon  the  Company and the Executive.  As a  result  of  the uncertainty in the application of Section 4999 of  the  Code at  the  time of the initial determination by the Accounting

Firm  hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made

("Underpayment"), consistent with the calculations  required

to  be  made  hereunder.   In the  event  that  the  Company

exhausts its remedies pursuant to Section 9(c) and the Execu tive  thereafter is required to make a payment of any Excise

Tax,  the Accounting Firm shall determine the amount of  the

Underpayment  that  has occurred and any  such  Underpayment shall  be promptly paid by the Company to or for the benefit of the Executive.

           (c)   The  Executive shall notify the company  in

writing  of any claim by the Internal Revenue Service  that,

if successful, would require the payment by the Company of a

Gross-Up Payment.  Such notification shall be given as  soon as practicable but no later than ten business days after the

Executive  is  informed in writing of such claim  and  shall apprise the Company of the nature of such claim and the date on  which such claim is requested to be paid.  The Executive shall not pay such claim prior to the expiration of the  30-

day  period following the date on which he or she gives such notice to the Company (or such shorter period ending on  the date that any payment of taxes with respect to such claim is

due).   If  the  Company notifies the Executive  in  writing

prior  to  the expiration of such period that it desires  to contest such claim, the Executive shall:

           (i)   give the Company any information reasonably

requested by the Company relating to such claim,

          (ii)     take  such  action  in  connection   with

contesting  such  claim  as  the  Company  shall  reasonably request  in  writing  from time to time, including,  without limitation, accepting legal representation with  respect  to such  claim  by  an  attorney  reasonably  selected  by  the

Company,

        (iii)   cooperate with the Company in good faith  in

order effectively to contest such claim, and

         (iv)   permit the Company to participate in any pro

ceedings relating to such claim;

provided,  however,  that the Company  shall  bear  and  pay

directly   all  costs  and  expenses  (including  additional

interest  and  penalties) incurred in connection  with  such contest and shall indemnify and hold the Executive harmless,

on  an  after-tax basis, for any Excise Tax  or  income  tax

(including  interest  and penalties  with  respect  thereto)

imposed  as  a result of such representation and payment  of costs  and  expenses.  Without limitation on  the  foregoing provisions  of this Section 9(c), the Company shall  control all  proceedings taken in connection with such contest  and,

at  its  sole  option,  may pursue or  forego  any  and  all

administrative  appeals,  proceedings,  hearings   and   con

ferences with the taxing authority in respect of such  claim and may, at its sole option, either direct the Executive  to pay  the  tax  claimed and sue for a refund or  contest  the claim in any permissible manner, and the Executive agrees to

prosecute  such  contest  to  a  determination  before   any

administrative tribunal, in a court of initial  jurisdiction and  in  one or more appellate courts, as the Company  shall determine;  provided, however, that if the  Company  directs the  Executive to pay such claim and sue for a  refund,  the

Company  shall  advance the amount of such  payment  to  the

Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any

Excise  Tax  or income tax (including interest or  penalties with  respect thereto) imposed with respect to such  advance or  with respect to any imputed income with respect to  such advance;  and  further provided the Executive shall  not  be required  by  the Company to agree to any extension  of  the statute of limitations relating to the payment of taxes  for the taxable year of the Executive with respect to which such contested  amount is claimed to be due unless such extension

is  limited  solely to such contested amount.   Furthermore,

the  Company's  control of the contest shall be  limited  to issues  with  respect to which a Gross-Up Payment  would  be payable  hereunder and the Executive shall  be  entitled  to settle  or  contest,  as the case may be,  any  other  issue raised  by the Internal Revenue Service or any other  taxing authority.

           (d)  If, after the receipt by the Executive of an

amount advanced by the Company pursuant to Section 9(c), the

Executive  becomes  entitled  to  receive  any  refund  with respect to such claim, the Executive shall (subject  to  the

Company's  complying with the requirements of Section  9(c))

promptly  pay  to  the  Company the amount  of  such  refund

(together  with any interest paid or credited thereon  after taxes  applicable thereto).  If, after the  receipt  by  the

Executive  of an amount advanced by the Company pursuant  to

Section  9(c),  a determination is made that  the  Executive shall  not  be entitled to any refund with respect  to  such claim  and  the  Company does not notify  the  Executive  in writing of its intent to contest such denial of refund prior to  the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required  to be  repaid  and the amount of such advance shall offset,  to the  extent thereof, the amount of Gross-Up Payment required to be paid.

           (e)   If,  pursuant to regulations  issued  under

Section  280G  or  4999 of the Code,  the  Company  and  the

Executive  were required to make a preliminary determination

of   the   amount  of  an  excess  parachute   payment   (as

contemplated  by  Q/A  of  the  proposed  regulations  under

Section  280G  of  the Code as issued on May  4,  1989)  and thereafter  a redetermination of the Excise Tax is  required under  the applicable regulations, the parties shall request the  Accounting Firm to make such redetermination.  If as  a result  of  such redetermination an additional Gross-Up  Pay ment  is required, the amount thereof shall be paid  by  the

Company to the Executive within five days of the receipt  of the Accounting Firm's determination.  If the redetermination of  the Excise Tax results in a reduction of the Excise Tax,

the  Executive  shall take such steps  as  the  Company  may reasonably direct in order to obtain a refund of the  excess

Excise Tax paid.  If the Company determines that any suit or proceeding is necessary or advisable in order to obtain such refund,  the  provisions of Section  9(c)  relating  to  the contesting  of  a claim shall apply to the  claim  for  such

refund,   including,  without  limitation,  the   provisions

concerning   legal   representation,  cooperation   by   the

Executive,  participation by the Company in the  proceedings and  indemnification by the Company.  Upon  receipt  of  any such refund, the Executive shall promptly pay the amount  of such  refund  to the Company.  If the amount of  the  income taxes  otherwise payable by the Executive in respect of  the year  in  which  the  Executive makes such  payment  to  the

Company  is  reduced  as  a  result  of  such  payment,  the

Executive shall, no later than the filing of his income  tax return  in respect of such year, pay the amount of such  tax benefit  to the Company.  In the event there is a subsequent redetermination of the Executive's income taxes resulting in a reduction of such tax benefit, the Company shall, promptly after  receipt  of  notice of such  reduction,  pay  to  the

Executive  the  amount of such reduction.   If  the  Company

objects  to  the  calculation or recalculation  of  the  tax benefit,  as  described in the preceding two sentences,  the

Accounting  Firm shall make the final determination  of  the appropriate amount.  The Executive shall not be obligated to pay  to  the Company the amount of any further tax  benefits that may be realized by him or her as a result of paying  to the Company the amount of the initial tax benefit.

      10.   Confidential  Information.  (a)   The  Executive

shall  not, without the prior written consent of the Corpora tion,  divulge,  disclose or make accessible  to  any  other person, firm, partnership or corporation or other entity any

Confidential Information (as defined in Section 10(b) below)

pertaining  to  the business of the Corporation  except  (i)

while employed by the Corporation in the business of and for the  benefit of the Corporation or (ii) when required to  do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the

Corporation,  or by any administrative body  or  legislative body  (including  a  committee thereof)  with  purported  or apparent  jurisdiction  to order the Executive  to  divulge,

disclose or make accessible such information.

            (b)    For   the  purposes  of  this  Agreement,

Confidential   Information   shall   mean   all    nonpublic

information concerning the Corporation's business  including its  products,  customer  lists, financial  information  and marketing  plans  and strategies.  Confidential  Information does  not  include  the  information that  is,  or  becomes,

available  to  the  public, unless such availability  occurs through a breach by the Executive of the provisions of  this

Section.

           (c)   In no event shall an asserted violation  of

the  provisions of this Section 10 constitute  a  basis  for deferring  or withholding any amounts otherwise  payable  to the Executive under this Agreement.

      11.   Successors.  (a)  This Agreement is personal  to

the  Executive and without the prior written consent of  the

Corporation  shall  not  be  assignable  by  the   Executive

otherwise   than  by  will  or  the  laws  of  descent   and

distribution.  This Agreement shall inure to the benefit  of and be enforceable by the Executive's legal representatives.

           (b)  This Agreement shall inure to the benefit of

and be binding upon the Corporation and its successors.

           (c)   In the event of a Change in Control of  the

Corporation, (i) any parent company or Successor  shall,  in the  case  of  a  successor, by an  agreement  in  form  and substance  satisfactory to the Executive,  expressly  assume and  agree to perform this Agreement and, in the case  of  a parent  company,  by  an  agreement in  form  and  substance satisfactory to the Executive, guarantee and agree to  cause the performance of this Agreement, in each case, in the same manner  and to the same extent as the Corporation  would  be required to perform if no Change in Control had taken place.

      12.   Miscellaneous.   (a)  This  Agreement  shall  be

governed by and construed in accordance with the laws of the

Commonwealth of Kentucky, without reference to principles of conflict  of laws.  The captions of this Agreement  are  not part  of  the provisions hereof and shall have no  force  or

effect.   This  Agreement  may not be  amended  or  modified

otherwise  than  by  a  written agreement  executed  by  the parties  hereto  or  their respective successors  and  legal representatives.

            (b)    All   notices  and  other  communications

hereunder  shall be in writing and shall be  given  by  hand delivery  to  the other party or by registered or  certified mail,  return receipt requested, postage prepaid,  addressed as follows:



      If to the Executive:

           David M. McDonough
           Providian Corporation
           Post Office Box 32830
           Louisville, Kentucky  40232

      If to the Corporation:

           Providian Corporation
           400 West Market Street
           Post Office Box 32830
           Louisville, Kentucky  40232
           Attention:  V. P. Human Resources
or  to  such  other  address  as  either  party  shall  have furnished  to  the other in writing in accordance  herewith.

Notice  and communications shall be effective when  actually received by the addressee.

           (c)   The invalidity or unenforceability  of  any

provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d)  The Corporation may withhold from any amounts

payable  under this Agreement such Federal, state  or  local taxes  as shall be required to be withheld pursuant  to  any applicable law or regulation.

          (e)  The Executive's failure to insist upon strict

compliance with any provision of this Agreement shall not be deemed  to  be  a  waiver  of such provision  or  any  other provisions hereof.

           (f)  All references to sections of the Code shall

be   deemed  to  refer  to  corresponding  sections  of  any

successor federal income tax statute.

            (g)    This   Agreement  contains   the   entire

understanding  of  the Corporation and  the  Executive  with respect  to  the  subject matter hereof and  supersedes  all prior agreements, representations and understandings of  the

parties  with respect to the subject matter hereof.   It  is

further   specifically  agreed  that  Executive  shall   not

otherwise be entitled to any compensation or benefits  under the terms of the Corporation's Change in Control Policy.

          (h)  The Executive and the Corporation acknowledge

that  the employment of the Executive by the Corporation  is currently  "at will", and, prior to the Effective Date,  may be  terminated by either the Executive or the Corporation at any time.  This Agreement shall terminate and there shall be

no   further   rights  or  liabilities  hereunder   upon   a

termination of Executive's employment prior to the Effective

Date.

          IN WITNESS WHEREOF, the Executive has hereunto set

his  hand and, pursuant to the authorization from its  Board of  Directors, the Corporation has caused these presents  to be  executed in its name on its behalf, all as of  the  date and year first above written.



                              PROVIDIAN CORPORATION


                              ______________________________
                              Irving W. Bailey, II
                               Chairman  and Chief Executive
Officer


                              ______________________________
David M. McDonough